First Northwest Bancorp

Investor Presentation

2025 Fourth Quarter

February 2026

Forward Looking Statement

Certain matters discussed in this investor presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which we operate, projections of future performance and execution on certain strategies, perceived opportunities in the market, potential future credit experience, including our ability to collect, the outcome of litigation and statements regarding our mission and vision, and include, but are not limited to, statements about our plans, objectives, expectations and intentions that are not historical facts, and other statements often identified by words such as "believes," "expects," "anticipates," "estimates," or similar expressions. These forward-looking statements are based upon current management beliefs and expectations and may, therefore, involve risks and uncertainties, many of which are beyond our control. Our actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety of factors including, but not limited to: increased competitive pressures; changes in the interest rate environment; the credit risks of lending activities; pressures on liquidity, including as a result of withdrawals of deposits or declines in the value of our investment portfolio; changes in general economic conditions and conditions within the securities markets, including potential recessionary and other unfavorable conditions and trends relating to housing markets, unemployment levels, interest rates and inflationary pressures, among other things; legislative, regulatory, and policy changes; legal proceedings, regulatory investigations and their resolution; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the section entitled "Risk Factors," and other filings with the Securities and Exchange Commission ("SEC"),which are available on our website at www.ourfirstfed.com and on the SEC's website at www.sec.gov.

Any of the forward-looking statements that we make in this investor presentation and in the other public statements we make may turn out to be incorrect because of the inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. Because of these and other uncertainties, our actual future results may be materially different from those expressed or implied in any forward-looking statements made by or on our behalf and the Company's operating and stock price performance may be negatively affected. Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2026 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us and could negatively affect the Company's operations and stock price performance.

Non-GAAP Measures

This presentation contains financial measures that are not in conformity with generally accepted accounting principles in the United States of America ("GAAP"). Non-GAAP measures are presented where management believes the information will help investors understand the Company's results of operations or financial position and assess trends. Where non-GAAP financial measures are used, the comparable GAAP financial measure is also provided. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP and are not necessarily comparable to non-GAAP performance measures that may be presented by other companies. Other banking companies may use names similar to those the Company uses for the non-GAAP financial measures the Company discloses but may calculate them differently. Investors should understand how the Company and other companies each calculate their non-GAAP financial measures when making comparisons. Reconciliations of the GAAP and non-GAAP measures are included at the end of this presentation.

Presentation

Information provided in this investor presentation is sourced from Company documents unless otherwise noted. Financial data is as of December 31, 2025, unless otherwise noted. Financial information contained in this presentation is unaudited. Within the charts and tables presented, certain segments, columns, and rows may not sum to totals shown due to rounding.

Fourth Quarter 2025 Results

Net interest margin rose 9 bps LQ to 3.00%

Cost of deposits dropped 8 bps LQ to 2.12%

Recorded a $466,000 provision for credit losses on loans compared to a recapture of $620,000 in prior quarter

Recorded a $1.7 million reimbursement from the Bank's insurance carrier to offset costs associated with legal matters

Legal expenses lower by $922,000 versus LQ

Recorded $681,000 in expenses related to the upcoming branch closure on April 30, 2026

2025 Fourth Quarter Financial Summary

PPNR*	• Adjusted PPNR* of $478,000, increased $138,000 compared to $340,000 LQ and decreased $952,000 from $1.4 million in the PYQ
Loans	• Loans decreased by $4.2 million, or 0.3% • Growth in C&I, CRE and consumer offset by further declines in multifamily, construction and residential mortgages
Deposits	• Customer deposits decreased by $36.4 million, or 2.4%, partly due to fluctuations in normal flows of client funds • Brokered deposits decreased $17.9 million, or 17.1% • Loan to deposit ratio rose to 101.8% from 98.2% LQ
Capital	• TCE / Tangible Assets* increased to 7.40% versus 7.26% in LQ • TBV/share increased 1.8% to $16.47 versus $16.18 in LQ

* Non-GAAP reconciliation provided at the end of this presentation

Fourth Quarter 2025 GAAP Results

Selected Financial Data ($ in thousands, except for per share data)	**Q4 2025**	**Q3 2025**	**Q2 2025**	**Q1 2025**	**Q4 2024**	**Q3 2024**	**Q2 2024**	**Q1 2024**	**Q4 2023**
Net Interest Income	$ 14,690	$ 14,569	$ 14,193	$ 13,847	$ 14,137	$ 14,020	$ 14,234	$ 13,929	$ 14,195
Provision for Credit Losses	564	(673)	(361)	7,786	3,655	3,134	8,739	970	1,152
Total Noninterest Income	3,690	2,002	2,171	3,777	1,300	1,779	7,347	2,188	(2,930)
Total Revenue	**18,380**	**16,571**	**16,363**	**17,624**	**15,437**	**15,800**	**21,581**	**16,117**	**11,265**
Total Noninterest Expense	**16,902**	**17,389**	**12,766**	**19,999**	**14,232**	**15,848**	**15,609**	**14,303**	**16,990**
Income (Loss) before Taxes	914	(146)	3,958	(10,161)	(2,450)	(3,183)	(2,767)	843	(6,876)
Net Income (Loss)	**382**	**802**	**3,661**	**(9,036)**	**(2,810)**	**(1,980)**	**(2,220)**	**396**	**(5,522)**
Earnings Per Share	**0.04**	**0.09**	**0.42**	**(1.03)**	**(0.32)**	**(0.23)**	**(0.25)**	**0.04**	**(0.62)**
Total Assets	**2,107,895**	**2,111,373**	**2,195,363**	**2,171,430**	**2,232,006**	**2,255,486**	**2,215,962**	**2,240,020**	**2,201,797**
Gross Loans Receivable (ex HFS)	1,629,015	1,624,027	1,665,562	1,658,142	1,695,635	1,736,386	1,697,107	1,710,731	1,660,028
Allowance for Credit Losses on Loans & Leases	(16,987)	(16,203)	(18,345)	(20,569)	(20,449)	(21,970)	(19,343)	(17,958)	(17,510)
All Other Assets	495,867	503,548	548,146	533,857	556,820	541,069	538,198	547,247	559,279
Total Liabilities	**1,950,631**	**1,956,844**	**2,045,630**	**2,024,939**	**2,078,124**	**2,094,697**	**2,057,081**	**2,079,514**	**2,038,457**
Total Deposits	1,599,101	1,653,327	1,654,636	1,666,068	1,688,026	1,711,641	1,708,289	1,666,624	1,676,892
Borrowings	308,143	259,625	344,108	307,091	336,014	334,994	302,575	371,455	320,936
Other Liabilities	43,388	43,892	46,886	51,779	54,084	48,061	46,218	41,435	40,630
Total Shareholders' Equity	**157,264**	**154,528**	**149,733**	**146,491**	**153,882**	**160,789**	**158,881**	**160,506**	**163,340**
Net Interest Margin	**3.00%**	**2.91%**	**2.83%**	**2.76%**	**2.73%**	**2.71%**	**2.76%**	**2.76%**	**2.84%**
Effective Tax Rate	58.27%	649.77%	7.50%	11.07%	-14.67%	37.79%	19.78%	53.00%	19.70%
Noninterest Expense to Average Assets	3.22%	3.23%	2.37%	3.73%	2.57%	2.85%	2.83%	2.66%	3.17%

Strong Capital and Liquidity Positions

Capital and Liquidity Ratios

Bank [1]

- 9.5% leverage capital
- 12.5% CET1 capital
- 13.6% total risk-based capital
- 8.5% TCE/TA

Company

- 13.2% primary liquidity
- 37.0% total liquidity

Cash & Borrowings

- Combined $771 million cash and available borrowings [2]
- 12.8% cash as a % of total assets
- 36.6% cash and borrowings immediately available as a % of total assets
- 101.8% loan to deposit ratio



Cash Reserves
(in thousands)
$1,000
$800
$600
$400
$200
$0
$771
$500
$271
Cash Reserves
Available Borrowings
Cash and Cash Equivalents

1 – Bank ratios, preliminary and subject to finalization of the FDIC call report filing
2 – Includes Federal Reserve Board, Federal Home Loan Bank, Pacific Coast Bankers Bank, line of credit and wholesale funding capacities

Continuing to Reduced Brokered Deposits

($ in millions)



Brokered Deposits Peaked in Q4 2024
$1,688
$1,666
$1,655
$1,653
$1,599
$1,505
$1,528
$1,548
$1,549
$1,513
$183
$138
$107
$104
$87
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Brokered
Non-Brokered

- Brokered deposit balances decreased $17.9 million from prior quarter; $96.4 million from peak in Q4 2024

Repricing Time Deposits Benefits Margin

Based on current maturities within the portfolio and assuming no further interest rate adjustments in the Fed Funds Rate, there are $450.8 million of time deposits repricing in next 12 months

- $380.4 million of customer time deposits are repricing at an average rate of ~32 basis points lower based on current rates with expected savings of $613,000 of interest expense
- $70.4 million of brokered time deposits are repricing at an average rate of ~35 basis points lower based on current rates with expected savings of $208,000 of interest expense
- Total of $821,000 of expected interest expense savings in the next 12 months

Schedule of Maturing Certificate of Deposits

($ in thousands)

Customer Time Deposits

Maturity Quarter	Balance	Maturity Rate	Current Rate	Variance
Q1 2026	98,960	3.64%	3.30%	-0.34%
Q2 2026	58,179	3.53%	3.25%	-0.28%
Q3 2026	108,800	3.70%	3.34%	-0.36%
Q4 2026	114,503	3.73%	3.46%	-0.27%
Total Customer	**380,441**	**3.67%**	**3.35%**	**-0.32%**

Brokered Time Deposits

Maturity Quarter	Balance	Maturity Rate	Current Rate	Variance
Q1 2026	22,390	4.27%	3.95%	-0.32%
Q2 2026	40,505	4.59%	3.95%	-0.64%
Q3 2026	-	0.00%	0.00%	0.00%
Q4 2026	7,475	2.82%	3.95%	1.13%
Total Brokered	**70,370**	**4.30%**	**3.95%**	**-0.35%**

Average Deposits & Recent NIM Trends

($ in millions)


$1,722
$1,653
$1,657
$1,636
$1,619
$256
$244
$244
$251
$248
$1,466
$1,410
$1,414
$1,384
$1,371
2.73%
2.76%
2.83%
2.91%
3.00%
2.58%
2.39%
2.31%
2.20%
2.12%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Average Non-Interest Bearing
Average Interest Bearing
Total Deposit Cost
NIM

- NIM expansion over the past four quarters stemmed from lower deposit costs

Credit Trends – Risk Ratings

Loans by Risk Rating ($ in Millions)	Q4 2025 Balance	Q4 2025 % of Total	Q3 2025 Balance	Q3 2025 % of Total	Q2 2025 Balance	Q2 2025 % of Total	Q1 2025 Balance	Q1 2025 % of Total	Q4 2024 Balance	Q4 2024 % of Total
Pass (Grades 1-3)	$1,480.7	90.94%	$1,496.7	92.21%	$1,555.3	93.43%	$1,545.9	93.26%	$1,574.6	92.85%
Watch (Grade 4)	$98.1	6.03%	$88.9	5.48%	$68.3	4.10%	$68.8	4.15%	$67.5	3.98%
Special Mention (Grade 5)	$26.6	1.63%	$13.7	0.84%	$10.2	0.61%	$11.3	0.68%	$11.1	0.65%
Substandard (Grade 6)	$22.8	1.40%	$23.9	1.47%	$30.9	1.86%	$31.6	1.91%	$42.5	2.51%
Doubtful (Grade 7)	-	0.00%	-	0.00%	-	0.00%	-	0.00%	-	0.00%
Loss (Grade 8)	-	0.00%	-	0.00%	-	0.00%	-	0.00%	-	0.00%
Total Loans	**$1,628.1**		**$1,623.1**		**$1,664.7**		**$1,657.6**		**$1,695.8**	
Non-performing Loans	$22.6		$13.4		$20.4		$20.4		$30.5	
% of Total Loans	**1.39%**		**0.82%**		**1.22%**		**1.23%**		**1.80%**	

Nonperforming loans totaled increased $9.2 million to $22.6 million at December 31, 2025, compared to a quarter earlier, as a $6.3 million CRE loan and four SBA loans totaling $4.7 million were placed on to nonaccrual. The commercial loans that were placed on nonaccrual are fully supported by collateral and SBA guarantees.

Credit Trends – Allowance for Credit Losses


Allowance for Credit Losses on Loans (ACLL)
($ in Thousands)
Allowance for credit losses
ACL/Loans
$20,449
$20,569
$18,345
$16,203
$16,987
1.21%
1.24%
1.10%
1.00%
1.04%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025


Net Charge Offs (Recoveries)
($ in Thousands)
$5,280
$7,748
$1,830
$1,522
-$318
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

The allowance for credit losses on loans ("ACLL") increased $784,000 to $17.0 million at December 31, 2025, from $16.2 million at September 30, 2025. The ACLL as a percentage of total loans was 1.04% at December 31, 2025, an increase from 1.00% at September 30, 2025, and a decrease from 1.21% one year earlier. A $466,000 provision expense for the quarter ended December 31, 2025, was the result of $318,000 in net recoveries, partially offset by a $636,000 increase in the overall pooled loan reserve, driven by increased loss factors applied to commercial real estate and commercial business loans, and reserves on individually analyzed loans totaling $151,000.

Classified Assets Continue to Trend Lower

Amortized Cost of Classified Assets ($ in Thousands)	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024
CRE – Condo	$ 5,139	$ 6,029	$ 8,120	$ 8,120	$ 11,384
CRE – Office	6,306	6,656	6,676	6,695	6,402
CRE – Gas Station	3,435	3,435	4,091	-	-
SBA loan - 75% guaranty	2,686	3,059	3,149	3,225	3,307
All other classified loans [1]	5,209	4,674	8,901	13,559	21,450
Total Classified Assets	**$ 22,775**	**$ 23,853**	**$ 30,937**	**$ 31,599**	**$ 42,543**

- **CRE – Condo** is a $5.1 million construction loan, which became a classified loan in the fourth quarter of 2022
- **CRE – Office** is a $6.3 million commercial real estate loan, which became a classified loan in the third quarter of 2024
- **CRE – Gas Station** is a $3.4 million commercial real estate loan, which became classified in the second quarter of 2025
- **SBA loan - 75% guaranty** is a $2.7 million commercial business loan that carries a 75% SBA guarantee, which became classified in the fourth quarter of 2023
- During the fourth quarter of 2025, net charge-offs totaling $1.7 million related to the 4 itemized relationships were recorded
- The Bank has exercised legal remedies, including the appointment of a third-party receiver and foreclosure actions, to liquidate the underlying collateral to satisfy the real estate loan for the CRE – Condo relationship

1 – Relationships less than $2.5 million. Prior periods also include relationships no longer itemized.

Credit Quality – Classified Asset Summary

Classified Assets Schedule as of December 31, 2025 ($ in Thousands)	Amortized Cost	% Total Assets	Status
CRE – Condo	$ 5,139	0.24%	• Condo project located in Bellevue, WA • 18 unit mixed-use project, 11 units sold, 2 units under contract
CRE – Office	- 6,306	0.30%	• Office Building in Fremont, WA • New master lease signed for entire space
CRE – Gas Station	- 3,435	0.16%	• 2 gas stations near Canadian border • Credit restructured with additional collateral pledge
SBA loan - 75% guaranty	- 2,686	0.13%	• Working capital loan collateralized by business assets • SBA guarantee covers $2.0 million of the outstanding balance
All other classified loans	5,209	0.25%	
Total Classified Assets	**$ 22,775**	**1.08%**	

Updates on relationships no longer itemized:

- Recovered $2.2 million during Q4 2025 of **Commercial – Equipment Loans** previously charged off
- Monitoring the **CRE – Warehouse** bankruptcy proceedings for potential future recoveries

2026 Strategic Pillars

Process & Data Improvement to Drive Efficiencies

Establish a disciplined enterprise-wide approach to data, analytics and process design for scalable growth and an efficient operating platform

Build Resilient Core Deposit Base

Strengthen and diversify the Bank's core funding base with a focus on relationship-based deposits

Grow the Organic Loan Portfolio

Continued focus on high-quality loan growth through relationship-based lending in core markets

First Fed Executive Team



Curt Queyrouze
President and CEO



David Edelstein
Chief Innovation Officer



Kyle Henderson
Chief Credit Officer



Allison Mahaney
Chief Legal Officer



Phyllis Nomura
Chief Financial Officer

Thank You!

Contact

Curt Queyrouze
President and CEO
curt.queyrouze@ourfirstfed.com

Phyllis Nomura
EVP | CFO
phyllis.nomura@ourfirstfed.com

Appendix

About First Northwest Bancorp (FNWB)

FNWB

NASDAQ ticker symbol

N°1

Deposit Market Share in Clallam County

- Bank holding company for First Fed, an innovative community bank with $2.1 billion in assets as of December 31, 2025
- First Fed is a Washington state-chartered commercial bank, headquartered in Port Angeles where it was founded in 1923
- 12 full-service branches: 6 in Clallam and Jefferson Counties, 2 in Kitsap county, 3 in Whatcom County, 1 in King County
- Full-service bank offering consumer, mortgage, and commercial solutions leveraging both in-person and digital delivery channels in our emerging and legacy markets

Established Community Bank in Puget Sound

Established Puget Sound Banking Markets

County	Market Rank	Number of Branches	Deposits in Market ($M)	Deposit Market Share (%)	% of Franchise
Clallam *	1	8	1,162	41.2%	70.6%
Jefferson	2	1	205	22.5%	11.7%
Market Total		**35**	**3,734**		

Emerging Puget Sound Banking Markets

County	Market Rank	Number of Branches	Deposits in Market ($M)	Deposit Market Share (%)	% of Franchise
King	33	1	31	0.1%	1.9%
Kitsap	9	2	113	2.7%	6.9%
Whatcom	12	3	147	2.9%	8.9%
Market Total		**509**	**114,765**		

- Loan growth areas of focus:
  - CRE
  - Commercial
  - SBA
- Digital and in-branch focused on home equity loans and lines of credit



Branches
Business Centers

- County Deposits & Demographics as of June 30, 2025
- Clallam County branches includes online and admin location

Leading Deposit Market Share

Clallam County, WA

Rank	Institution	# Branches	Deposits ($M)	Market Share (%)
1	**FIRST NORTHWEST BANCORP**	**8**	**1,162**	**41.2**
2	SOUND FINANCIAL BANCORP, INC.	3	460	16.3
3	JPMORGAN CHASE & CO.	2	267	9.4
4	FS BANCORP, INC.	2	247	8.8
5	U.S. BANCORP	2	164	5.8
6	WELLS FARGO & COMPANY	1	138	4.9
7	COLUMBIA BANKING SYSTEM, INC.	2	118	4.2
8	KEYCORP	2	109	3.9
9	OLYMPIC BANCORP, INC.	2	97	3.4
10	WAFD, INC.	1	59	2.1
	Total For Institutions In Market	25	2,821	

Whatcom County, WA

Rank	Institution	# Branches	Deposits ($M)	Market Share (%)
1	PEOPLES BANCORP	9	1,228	23.8
2	BANK OF AMERICA CORPORATION	2	567	11.0
3	JPMORGAN CHASE & CO.	4	566	11.0
4	BANNER CORPORATION	5	513	10.0
5	U.S. BANCORP	4	506	9.8
6	WAFD, INC.	5	462	9.0
7	WELLS FARGO & COMPANY	2	355	6.9
8	KEYCORP	4	202	3.9
9	COLUMBIA BANKING SYSTEM, INC.	3	186	3.6
10	PACIFIC FINANCIAL CORPORATION	3	173	3.4
11	HERITAGE FINANCIAL CORPORATION	2	169	3.3
12	**FIRST NORTHWEST BANCORP**	**3**	**147**	**2.9**
	Total For Institutions In Market	48	5,150	

Kitsap County, WA

Rank	Institution	# Branches	Deposits ($M)	Market Share (%)
1	BANK OF AMERICA CORPORATION	4	1,010	23.6
2	OLYMPIC BANCORP, INC.	10	884	20.7
3	JPMORGAN CHASE & CO.	5	772	18.1
4	WELLS FARGO & COMPANY	4	424	9.9
5	COLUMBIA BANKING SYSTEM, INC.	4	255	6.0
6	U.S. BANCORP	3	187	4.4
7	KEYCORP	4	170	4.0
8	LIBERTY NORTHWEST BANCORP, INC.	1	157	3.7
9	**FIRST NORTHWEST BANCORP**	**2**	**113**	**2.7**
10	WAFD, INC.	3	85	2.0
	Total For Institutions In Market	45	4,271	

Jefferson County, WA

Rank	Institution	# Branches	Deposits ($M)	Market Share (%)
1	FS BANCORP, INC.	2	226	24.8
2	**FIRST NORTHWEST BANCORP**	**1**	**205**	**22.5**
3	OLYMPIC BANCORP, INC.	2	170	18.6
4	JPMORGAN CHASE & CO.	1	114	12.5
5	U.S. BANCORP	2	75	8.2
6	WELLS FARGO & COMPANY	1	74	8.1
7	SOUND FINANCIAL BANCORP, INC.	1	49	5.3
	Total For Institutions In Market	10	913	

Source: FDIC: Deposit data as of June 30, 2025

Balance Sheet Activity

($ in Millions)

Total Assets

CAGR[1]: 2.3%



$1,921
$2,042
$2,202
$2,232
$2,108
2021
2022
2023
2024
2025

Total Loans and Leases

CAGR[1]: 4.5%



$1,350
$1,531
$1,643
$1,675
$1,612
2021
2022
2023
2024
2025

Total Deposits

CAGR[1]: 0.3%



Loans / Deposits
$1,581
$1,564
$1,677
$1,688
$1,599
85%
98%
98%
99%
101%
2021
2022
2023
2024
2025

Total Equity



$190
$158
$163
$154
$157
2021
2022
2023
2024
2025

1 - CAGR calculated from first period to last period shown in chart

Performance Metrics

Net Income (Loss) ($ in Thousands)



$15,418
$15,655
$2,286
-$6,613
-$4,191
2021
2022
2023
2024
2025

ROAA (%)



0.87%
0.79%
0.11%
-0.30%
-0.20%
2021
2022
2023
2024
2025

Efficiency Ratio (%)



73.59%
77.71%
93.89%
87.03%
97.27%
2021
2022
2023
2024
2025

Net Interest Margin (%)



3.51%
3.79%
3.13%
2.74%
2.88%
2021
2022
2023
2024
2025

Performance Metrics

Return on Avg. Equity



8.19%
9.08%
1.43%
-4.09%
-2.74%
2021
2022
2023
2024
2025

Earnings per Share



$1.66
$1.70
$0.26
-$0.75
-$0.48
2021
2022
2023
2024
2025

Historical Book Value per Share



$18.89
$16.13
$16.83
$16.29
$16.47
2021
2022
2023
2024
2025

Historical CE and TCE Ratios *



Equity to total assets
TCE Ratio
9.92% 9.82%
7.75% 7.67%
7.42% 7.35%
6.89% 6.83%
7.46% 7.40%
2021
2022
2023
2024
2025

* Non-GAAP reconciliation provided at the end of this presentation

Net Interest Income and Margin
($ in Thousands)


$18,000
$16,000
$14,000
$12,000
3.50%
3.00%
2.50%
2.00%
2.84%
2.76%
2.76%
2.71%
2.73%
2.76%
2.83%
2.91%
3.00%
$14,195
$13,929
$14,234
$14,020
$14,137
$13,847
$14,193
$14,569
$14,690
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Net Interest Income
Net Interest Margin

Loan Portfolio Composition



C&I
8%
Commercial
Real Estate
25%
Other
Consumer
13%
Q4 2025
Yield
5.54%
Auto
9%
1-4 Family
23%
Multi-Family
18%
Construction
and Land
Development
4%

Loans by Type ($ in Thousands)	Q4 2025	% of Total	Change from Q4 2024	Q4 2024
Commercial Real Estate	$403,269	24.8%	$11,968	$391,301
1-4 Family	377,024	23.2%	(18,647)	395,671
Construction and Land Development	61,652	3.8%	(16,776)	78,428
Multi-Family	289,380	17.8%	(44,232)	333,612
Auto	141,128	8.7%	12,218	128,909
Other Consumer	204,198	12.5%	6,619	197,579
C&I	129,962	8.0%	(21,223)	151,185
Deferred Fees	21,499	1.3%	2,362	19,137
Total Loans, excluding ACLL & Derivatives	**$1,628,111**	**100.0%**	**($67,711)**	**$1,695,823**

- Most recent quarter yield on loans of 5.54% compared to 5.59% from PYQ
- Construction and Land Development is comprised of Land 9.96%, 1-4 Family construction 10.51%, and Commercial construction 79.53%
- Commercial real estate (excluding Multi-Family) is comprised of 71.46% Nonowner Occupied and 28.54% Owner Occupied
- Total loans decreased 3.99%, or $67.7 million, over PYQ

Core Deposit Composition


Brokered CDs 6%
Noninterest Checking 15%
Interest Checking 9%
Savings 15%
Money Market 28%
Certificate of Deposit 27%
Q4 2025
Cost of Deposits
2.12%

Deposits by Type ($ in Thousands)	Q4 2025 Balance	% of Total	Change from one year ago
Noninterest Checking	$245,759	15.4%	($10,658)
Interest Checking	143,168	9.0%	(21,723)
Savings	239,258	15.0%	34,204
Money Market	451,143	28.2%	37,321
Certificate of Deposit	433,263	27.1%	(31,658)
Brokered CDs	86,510	5.4%	(96,410)
Deposits	**$1,599,101**	**100.0%**	**($88,925)**
Core Deposits[1]	$1,512,590	94.6%	$7,485

- Cost of total deposits down 8 basis points from LQ and down 46 basis points from PYQ
- During the fourth quarter, total customer deposit balances decreased $36.3 million and brokered deposit balances decreased $17.9 million
- The current rate environment continues to contribute to greater competition for deposits

1 - Core deposits is a Non-GAAP financial metric defined as total deposits less brokered CDs

Securities Portfolio


Other
2%
Corporate Debt
22%
Municipal
30%
Q4 2025
Yield
4.26%
MBS-Corporate
12%
MBS-Agency
34%

Investment Portfolio Characteristics as of:	Q4 2025	Q4 2024
Book Value	$295.8 million	$376.3 million
Market Value	$270.3 million	$340.3 million
Effective Duration	4.6 years	3.9 years
Average Life	6.5 years	6.9 years
Portfolio Yield	4.3%	4.6%
Unrealized Gain/Loss on Investments, net of tax	($20.1) million	($28.2) million

- Maturities totaling $5.9 million and regular principal payments totaling $8.8 million were partially offset by a $2.4 million reduction of net unrealized losses during the current quarter
- 100% available-for-sale securities

Bank Level Capital Ratios

Equity/Total Assets, Tangible CE/Tangible Assets [1]



Equity/Total Assets
TCE/TA
10.36%
10.27%
8.73%
8.65%
8.29%
8.22%
8.05%
7.99%
8.60%
8.54%
2021
2022
2023
2024
2025

Leverage Ratio (as reported on FFIEC Form 051) [2]



10.56%
10.41%
9.90%
9.39%
9.51%
2021
2022
2023
2024
2025

Tier 1 Capital Ratio (as reported on FFIEC Form 051) [2]



13.79%
12.83%
13.12%
12.44%
12.49%
2021
2022
2023
2024
2025

Total RBC Ratio (as reported on FFIEC Form 051) [2]



14.88%
13.81%
14.11%
13.61%
13.55%
2021
2022
2023
2024
2025

1 - Non-GAAP reconciliation provided at the end of this presentation
2 - Current Period capital ratios are preliminary and subject to finalization of the FDIC Call Report

Non-GAAP Reconciliations

Equity/Total Assets and Tangible CE/Tangible Assets

	2024 Q4	2025 Q1	2025 Q2	2025 Q3	2025 Q4
			(Dollars in thousands)		
Total shareholders' equity	$ 153,882	$ 146,491	$ 149,733	$ 154,528	$ 157,264
Less: Goodwill and other					
intangible assets	1,083	1,082	1,081	1,080	1,062
Disallowed non-mortgage					
loan servicing rights	423	416	372	317	302
Total tangible common equity	$ 152,377	$ 144,994	$ 148,280	$ 153,131	$ 155,900
Total assets	$ 2,232,006	$ 2,171,430	$ 2,195,363	$ 2,111,373	$ 2,107,895
Less: Goodwill and other					
intangible assets	1,083	1,082	1,081	1,080	1,062
Disallowed non-mortgage					
loan servicing rights	423	416	372	317	302
Total tangible assets	$ 2,230,500	$ 2,169,933	$ 2,193,910	$ 2,109,975	$ 2,106,531
GAAP Ratio:					
Equity to total assets	6.90%	6.74%	6.81%	7.31%	7.46%
Non-GAAP Ratio:					
Tangible common equity to					
tangible assets	6.83%	6.68%	6.76%	7.26%	7.40%

Bank Equity/Total Assets and Tangible CE/Tangible Assets

	2024 Q4	2025 Q1	2025 Q2	2025 Q3	2025 Q4
			(Dollars in thousands)		
Total shareholders' equity	$ 178,693	$ 171,063	$ 172,716	$ 178,379	$ 179,586
Less: Goodwill and other					
intangible assets	1,083	1,082	1,081	1,080	1,062
Disallowed non-mortgage					
loan servicing rights	423	416	372	317	302
Total tangible common equity	$ 177,188	$ 169,566	$ 171,263	$ 176,981	$ 178,223
Total assets	$ 2,218,545	$ 2,157,658	$ 2,181,154	$ 2,100,262	$ 2,089,286
Less: Goodwill and other					
intangible assets	1,083	1,082	1,081	1,080	1,062
Disallowed non-mortgage					
loan servicing rights	423	416	372	317	302
Total tangible assets	$ 2,217,039	$ 2,156,161	$ 2,179,701	$ 2,098,865	$ 2,087,923
GAAP Ratio:					
Equity to total assets	8.13%	7.92%	7.91%	8.49%	8.59%
Non-GAAP Ratio:					
Tangible common equity to					
tangible assets	7.99%	7.88%	7.86%	8.43%	8.54%

Non-GAAP Reconciliations (continued)

Pre-tax, Pre-provision Net Revenue (PPNR) and Adjusted PPNR Calculations

(Dollars in thousands)	For the Quarter Ended 2024 Q4	2025 Q1	2025 Q2	2025 Q3	2025 Q4
Net income (loss) (GAAP)	$ (2,810)	$ (9,036)	$ 3,661	$ 802	$ 382
Plus: (recapture of) provision for credit losses (GAAP)	3,655	7,785	(360)	(673)	563
Provision (benefit) for income taxes (GAAP)	359	(1,125)	297	(948)	533
PPNR (Non-GAAP) (1)	1,204	(2,376)	3,598	(819)	1,478
Less selected nonrecurring adjustments to PPNR (Non-GAAP):					
Insurance reimbursement included in other noninterest income	—	—	—	—	1,681
Branch closure costs included in compensation and other noninterest expense	—	—	—	—	(681)
Executive transition costs included in compensation and professional fees	—	—	—	(1,159)	—
Employee retention credit ("ERC") included in compensation and benefits	—	—	2,640	—	—
ERC consulting expense included in professional fees	—	—	(528)	—	—
Costs associated with early termination of Bellevue Business Center lease included in other expense	—	—	(599)	—	—
BOLI death benefit	1,536	1,059	—	—	—
Gain on extinguishment of subordinated debt included in other income	—	846	—	—	—
Legal reserve	—	(5,750)	—	—	—
Equity investment repricing adjustment	(1,762)	—	—	—	—
Adjusted PPNR	$ 1,430	$ 1,469	$ 2,085	$ 340	$ 478
Average total assets	$ 2,205,502	$ 2,174,748	$ 2,164,579	$ 2,135,409	$ 2,083,768
Return on average assets (GAAP)	-0.51%	-1.69%	0.68%	0.15%	0.07%
PPNR return on average assets (Non-GAAP) (1)	0.22%	-0.44%	0.67%	-0.15%	0.28%
Adjusted PPNR return on average assets (Non-GAAP) (1)	0.26%	0.27%	0.39%	0.06%	0.09%